                                                                    EXHIBIT 99.4


                         THE WILLIAMS COMPANIES, INC.
                          (successor to MAPCO, Inc.)

                                     and

                     DEUTSCHE BANK TRUST COMPANY AMERICAS
                  (formerly known as Bankers Trust Company)


                         THIRD SUPPLEMENTAL INDENTURE


                         dated as of October 20, 2003


        Supplementing the Indenture dated as of March 31, 1990, the First
              Supplemental Indenture dated as of March 31, 1998 and
           the Second Supplemental Indenture dated as of July 31, 1999

      THIRD SUPPLEMENTAL INDENTURE dated as of October 20, 2003 (this "Third Supplemental Indenture") among THE WILLIAMS COMPANIES, INC., a Delaware corporation (the "Obligor"), and DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly known as Bankers Trust Company), as trustee (the "Trustee"), for the securities issued under the Indenture dated as of March 31, 1990 between MAPCO Inc., a Delaware corporation ("Mapco"), and Bankers Trust Company, as trustee, (the "Original Indenture") as supplemented by the First Supplemental Indenture dated as of March 31, 1998 (the "First Supplemental Indenture") and the Second Supplemental Indenture dated as of July 31, 1999 (the "Second Supplemental Indenture"; and, as so supplemented and as further amended, supplemented or otherwise modified from time to time, the "Indenture").

                                    RECITALS

      A. Pursuant to and in accordance with the terms of the Original Indenture, Mapco established and issued various tranches of Series B Medium Term Notes.

      B. Pursuant to and in accordance with the First Supplemental Indenture, Williams Holdings of Delaware, Inc., a Delaware corporation ("WHD"), assumed the obligations of Mapco under or in respect of the Series B Medium Term Notes and the Indenture.

      C. Pursuant to and in accordance with the Second Supplemental Indenture, the Obligor assumed the obligations of WHD under or in respect of the Series B Medium Term Notes and the Indenture.

      D. In accordance with Section 9.02 of the Indenture, the Obligor has obtained the written consent of the Holders of the Series B Medium Term Notes representing not less than 66-2/3 in aggregate principal amount of the outstanding Series B Medium Term Notes to the amendments to the Indenture set forth in this Third Supplemental Indenture.

      NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed as follows:

                                   AGREEMENTS

      Section 1. Defined Terms. Terms defined in the Indenture and not otherwise defined herein are used herein as therein defined.

      Section 2. Amendments to Indenture. As of the Amendment Effective Date (as defined below):

      (a) The following Sections of the Indenture, and any corresponding provisions in the Securities, hereby are deleted in their entirety and replaced with "Intentionally Omitted" and all references made thereto throughout the Indenture and the Securities hereby are deleted in their entirety:


                                            [Mapco Third Supplemental Indenture]

      Existing Section Number     Caption
      -----------------------     -------
      Section 4.04                Corporate Existence
      Section 4.05                Maintenance of Properties
      Section 4.06                Payment of Taxes and Other Claims
      Section 4.09                Restrictions on Liens
      Section 4.10                Restrictions on Sale and Leaseback
                                  Transactions


      (b) Section 5.01 of the Indenture is amended and restated in its entirety to read as follows:


      "Section 5.01  When Company May Merge, etc.

            "The Company shall not consolidate with or merge with or into, or transfer, convey or lease all or substantially all of its properties and assets to any Person unless either the Company shall be the resulting or surviving entity or such Person expressly assumes by supplemental indenture executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture, including the due and punctual payment of principal of (and premium, if any) and interest on all Securities, (in which case, except in the case of a lease, all such obligations of the Company shall terminate).

            The Company shall deliver to the Trustee prior to the proposed transaction an Officers' Certificate and an Opinion of Counsel, each of which shall comply with Section 10.05 and shall state that such consolidation, merger, conveyance, lease or transfer and such supplemental indenture comply with this Article Five and that all conditions precedent herein provided for relating to such transaction have been complied with."

      (c) Clauses (4) and (7) of the definition of "Event of Default" set forth in Section 6.01 of the Indenture and any corresponding provisions in the Securities hereby are deleted in their entirety and replaced with "Intentionally Omitted" and all references made thereto throughout the Indenture and the Securities hereby are deleted in their entirety. Clauses (5) and (6) of the definition of "Event of Default" are amended and restated in their entirety (and any corresponding provisions in the Securities hereby are amended) to read as follows:

      "(5) the Company pursuant to or within the meaning of any Bankruptcy Law
      (A) commences a voluntary case or (B) consents to the entry of an order for relief against it in an involuntary case; or

      (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that is for relief against the Company in an involuntary case or orders the liquidation of the Company and the order or decree remains unstayed and in effect for 90 days."


                                            [Mapco Third Supplemental Indenture]

      (d) Any definitions used exclusively in the provisions of the Indenture deleted pursuant to Paragraphs (a), (b) or (c) of this Section 2 hereby are deleted in their entirety from the Indenture.

      (e) The amendments effected by Paragraphs (a), (b), (c) and (d) of this
Section 2 shall take effect only on and after the Amendment Effective Date. As used herein, the "Amendment Effective Date" shall mean the date that the Obligor delivers written notice to the Trustee and JPMorgan Chase Bank, the Depositary for the Series B Medium Term Notes, that the Series B Medium Term Notes tendered and not validly withdrawn pursuant to the Obligor's Offer to Purchase and Consent Solicitation Statement dated October 8, 2003, as amended, have been accepted for purchase.

      Section 3. Indenture Ratified. Except as hereby otherwise expressly provided, the Indenture is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

      Section 4. Counterparts. This Third Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

      Section 5. Supplemental Indenture is a Supplement to Indenture. This Third Supplemental Indenture is executed as and shall constitute an indenture supplemental to the Indenture and shall be construed in connection with and as part of the Indenture.

      Section 6. Governing Law. This Third Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York (regardless of the laws that might otherwise govern under applicable principles of conflicts of laws) as to all matters, including, without limitation, matters of validity, construction, effect, performance and remedies.

      Section 7. References to Supplemental Indenture. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Third Supplemental Indenture may refer to the Indenture without making specific reference to this Third Supplemental Indenture, but nevertheless all such references shall include this Third Supplemental Indenture unless the context otherwise requires.

      Section 8. [Intentionally Omitted].

      Section 9. Severability. In the event that any provisions of this Third Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      Section 10. Trust Indenture Act. If any provisions hereof limit, qualify or conflict with any provisions of the TIA required under the TIA to be a part of and govern this Third Supplemental Indenture, the provisions of the TIA shall control. If any provision hereof modifies or excludes any provision of the TIA that pursuant to the TIA may be so modified or excluded, the provisions of the TIA as so modified or excluded hereby shall apply.


                                            [Mapco Third Supplemental Indenture]

      Section 11. Effectiveness. This Supplemental Indenture shall become effective upon execution by the Obligor and the Trustee.

                           [signature pages follow]


                                            [Mapco Third Supplemental Indenture]

      IN WITNESS WHEREOF, each of the parties hereto have caused this Third Supplemental Indenture to be duly executed on its behalf by its duly authorized officer as of the day and year first above written.

                                       THE WILLIAMS COMPANIES, INC.
Attest

/s/ Brian K. Shore                     By:    /s/ James G. Ivey
---------------------------                   ----------------------------------
Name: Brian K. Shore                   Name:  James G. Ivey
Title:   Secretary                     Title: Treasurer



                                            [Mapco Third Supplemental Indenture]

                                       DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity, but solely as Trustee



                                       By:    /s/ Irina Golovashchuk
                                              ----------------------------------
                                       Name:  Irina Golovashchuk
                                              ----------------------------------
                                       Title: Associate
                                              ----------------------------------


                                            [Mapco Third Supplemental Indenture]